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                                                                    Exhibit 10.2

       PUBLIC DEFENSE MINISTRY GUN AND BULLET PROJECT CORPORATION CONTRACT

Party  A:  Shenzhen  ACTO  Digital  Video  Tech.  Co.
Party  B:  Shenzhen  Lingda  Tech.  Co.

In order to process gun and bullet project smoothly, both parties agreed the following:
1.   Party  A  inputs  R&D  engineers  and  professionals.
2. Party A inputs curvilinear testing equipment and optic sensitive testing equipment.
3. Party A inputs RMB 2 millions (US$240,964) for R&D testing expenses for first round period.
4. Party B inputs R&D place, the floor will be anti-static floor and the whole office will be damp proof, Party B will also ensure constant temperature in the office and the related equipments will be Party B's responsibilities.
5. Party B will also input 3 professional engineers and their qualifications had been examined by Party A, Party B will also input digital camera patent and the innovation engineer.
6. Party B will pay for all the R&D expenses of this project including remunerations of engineers, their rentals, R&D experiments expenses, testing expenses, auditing fee and travel expenses.
7. Corporation period is from November 2001 to December 2002, the technical achievements during this period will be shared between two parties.
8. Total input of this project will be about RMB 20 millions (US $2,409,639), first round investment is RMB 5 millions (US$602,410), the rest amount will be Party B's responsibility.
9. After first round R&D finishes and achieves certain results, both parties will negotiate to set up a corporated corporation, the share structure and equity percentage will further be discussed. If R&D failed, first round input RMB 2 millions by Party A will be treated as loan to Party B and both parties will further negotiate about loan terms.
10. This project is a state level confidential project and both parties should set up confidential terms also sign confidential agreements with all engineers.
11. This contract will be valid from the signing date and two copies held by both parties have same legal obligations.


Party  A:     Shenzhen  ACTO  Digital  Video  Tech  Corporation
              Xie  Jing  (signature)
Party  B:     Shenzhen  Lingda  Tech.  Co.
              Jin  Hao  (signature)
Date:         November  7,  2001



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                     REPRESENTATION OF ACCURATE TRANSLATION
                     --------------------------------------


     The undersigned hereby declares that the attached "Public Defense Ministry Gun and Bullet Project Corporation Contract," dated November 7, 2001, and signed by a representative of Shenzhen ACTO Digital Video Tech. Corporation, and a representative of Shenzhen Lingda Tech Co. is a full, fair and accurate English translation of a document that was originally in Chinese.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on the 4th day of December, 2002.


                              ACTO  DIGITAL  VIDEO  U.S.A.  INC.

                              s/Jing  Xie
                              Jing  Xie,  President
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